ACCOUNTS PAYABLE AND ACCRUED EXPENSES (Details) - USD ($)	Sep. 30, 2024	Dec. 31, 2023	Dec. 31, 2022
ACCOUNTS PAYABLE AND ACCRUED EXPENSES
Accrued research and development	$ 2,968,508	$ 2,263,934	$ 1,405,536
Accrued compensation expenses	247,210	716,307	542,895
Accrued professional fees	83,950	58,388	83,715
Other accounts payable and accrued expenses	19,097	3,809	29,539
Total	$ 3,318,765	$ 3,042,438	$ 2,061,685